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                                                                  Exhibit 10.157

                FIRST AMENDMENT TO CONSULTING AGREEMENT BETWEEN
              INSURANCE AUTO AUCTIONS, INC., AND THOMAS J. O'MALIA
                        EFFECTIVE AS OF DECEMBER 1, 1998


This First Amendment dated as of November 18, 1999 (the "Amendment") to the Consulting Agreement between Insurance Auto Auctions, Inc. (the "Company"), and Thomas J. O'Malia (the "Consultant") effective December 1, 1998 (the "Agreement").

WHEREAS, Consultant is currently serving as Chairman of the Board of Directors of the Company; and

WHEREAS, the Company and Consultant desire to amend the Agreement;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and in the Agreement, the sufficiency of which is hereby acknowledged, the parties amend the Agreement as follows:

1. Section 4(a)(ii) of the Agreement is amended by deleting that section in its entirety and replacing it with the following:

                    4(a)(ii) For each succeeding year of the term of the Agreement, the Company will pay Consultant for his services performed under this Agreement at the rate of $100,000 per year, payable quarterly, in equal installments at the end of each quarter.

Except as expressly amended and modified by this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                                   INSURANCE AUTO AUCTIONS, INC.

                                                   By:  /s/ C. G. Knowles
                                                        ------------------------

                                                   Its:  CEO
                                                         -----------------------

                                                   CONSULTANT

                                                   /s/ T. J. O'Malia
                                                   -----------------------------